UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 978-1200

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

Effective as of June 10, 2019, the Board of Directors (the “Board”) of FibroGen, Inc. (the “Company”) appointed Suzanne Blaug as a Class II director of the Company, upon the recommendation of the Nominating and Corporate Governance Committee. A copy of the Company’s press release announcing Ms. Blaug’s appointment to the Board is attached as Exhibit 99.1 to this report.

Ms. Blaug will hold office for the term expiring at the Company’s 2022 annual meeting of stockholders and she will receive compensation as a non-employee director of the Company under the Company’s Non-Employee Director Compensation Policy, as amended.

Ms. Blaug and the Company have also entered into the Company’s standard Indemnity Agreement, effective June 5, 2019, a form of which is filed as Exhibit 10.26 with the Company’s registration statement on Form S-1, as amended, filed with the SEC on October 23, 2014.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of stockholders of FibroGen, Inc. held on June 5, 2019, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2019 annual meeting, filed with the Securities and Exchange Commission on April 23, 2019. The results of the matters voted upon at the meeting were:

(1)

All of the Class II nominees of the Board were elected to hold office until the Company’s 2022 annual meeting of stockholders. The nominees were: (i) Jeffrey L. Edwards: 58,205,199 shares of Common Stock voted for, 495,694 withheld, and 15,013,904 broker non-votes; (ii) Rory B. Riggs: 56,396,919 shares of Common Stock voted for, 2,303,974 withheld, and 15,013,904 broker non-votes; and (iii) Roberto Pedro Rosenkranz, Ph.D., M.B.A.: 57,593,920 shares of Common Stock voted for, 1,106,973 withheld, and 15,013,904 broker non-votes.

The term of office of Class III directors Thomas F. Kearns Jr., Kalevi Kurkijärvi, Ph.D., Gerald Lema, and Toshinari Tamura, Ph.D. continues until the Company’s 2020 annual meeting of stockholders. The term of office of Class I directors Thomas B. Neff, Jeffrey W. Henderson, Maykin Ho, Ph.D., and James A. Schoeneck continues until the Company’s 2021 annual meeting of stockholders.

(2)

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2019 definitive proxy statement: 57,771,549 shares of Common Stock voted for, 870,314 against, and 59,030 abstaining.

(3)

The stockholders ratified the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019: 73,347,894 shares of Common Stock voted for, 209,480 against, and 157,423 abstaining.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release titled “FibroGen Appoints Suzanne Blaug to Board of Directors” dated June 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.

Dated: June 5, 2019
	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Officer